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                                                                   Exhibit 10.54


                                 AMENDMENT NO. 7

                                     TO THE

                           EMPLOYEES' RETIREMENT PLAN
                                 OF AMETEK, INC.


            WHEREAS, there was adopted and made effective as of December 29, 1942, the Employees' Retirement Plan of AMETEK, Inc. (the "Plan"); and

            WHEREAS, the Plan was amended and restated in its entirety, effective January 1, 1998; and

            WHEREAS, Section 9.2 of the Plan provides that AMETEK, Inc. ("AMETEK") may amend the Plan at any time or from time to time; and

            WHEREAS, AMETEK now desires to amend the Plan in certain respects;

            WHEREAS, the Corporation has determined that it is in its best interest to transfer certain of its assets located in Whitsett, North Carolina and Kent, Ohio to its wholly-owned subsidiary, Rotron Incorporated ("Rotron"), effective January 1, 2001; and

            WHEREAS, in connection with such transfer, the employees of the businesses, the assets of which are being transferred, have become employees of Rotron effective January 1, 2001; and

            WHEREAS, certain of the transferred employees currently participate in the Employees' Retirement Plan of AMETEK, Inc.; and

            WHEREAS, it is desired that the transferred employees continue to be eligible to participate in the Plan notwithstanding their employment by Rotron which is not currently a participating employer in the Plan; and

            WHEREAS, the Corporation has determined that Rotron should be designated as a participating employer in the Plan and in the master trust pursuant to which the Plan is funded, to allow for participation in the Plan of the transferred employees and any other employees who participate in the Plan but are transferred to Rotron;


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            NOW, THEREFORE, the Plan is hereby amended as follows:

            FIRST: A new Appendix XXXIV is hereby added to the Plan, to read in its entirety as follows:

                                 APPENDIX XXXIV

                     SPECIAL PROVISIONS RELATING TO CERTAIN
                            EMPLOYEES OF ROTRON, INC.

            1. Those employees of AMETEK, Inc. located in Whitsett, North Carolina and Kent, Ohio, who are already Participants in the Plan as of December 31, 2000 shall be eligible to remain Participants under the Plan in accordance with and subject to the provisions in the Plan after the absorption of certain of the assets of Whitesett, North Carolina and Kent, Ohio, locations of AMETEK, Inc., by Rotron Incorporated, a wholly-owned subsidiary of AMETEK, Inc., on January 1, 2001.

            2. Except to the extent set forth above, defined terms used in this Appendix XXXIV shall have the same meaning as used in the Plan.

            SECOND: The provisions of this Amendment No. 7 shall be effective as of January 1, 2001.

            IN WITNESS WHEREOF, AMETEK has caused these presents to be executed in its corporate name, by its duly authorized officer on this 27th day of February, 2001.



                                          AMETEK, Inc.


                                          By: /s/ Donna F. Winquist
                                              ---------------------------------
                                              Donna F. Winquist
Attest:


/s/ Kathryn E. Londra
----------------------------------
Kathryn E. Londra


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